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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 11-K, into Equifax Inc.'s previously filed Registration Statement File on Form S-8, File No. 33-58627.

                                            /S/ Arthur Andersen LLP



Atlanta, GA
June 23, 1998